Exhibit 99.1

annual shareholders meeting A P R I L 2 1 , 2 0 0 9

our year to 1 0 S T R A I G H T Y E A R S O F R E C O R D R E S U L T S shine

Forward-Looking Statement This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) Hudson City Bancorp, Inc.'s ("Hudson City" or "HCBK") plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (ii) other statements identified by words such as "may", "believe", "expect", "anticipate", "should", "plan", "estimate", "predict", "continue", "potential", or words of similar meaning. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Hudson City's 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission and are available at the SEC's Internet site (http://www.sec.gov) or through our Internet site (http://www.hcbk.com). Any or all of the forward-looking statements in this presentation and in any other public statements made by Hudson City may turn out to be wrong. They can be affected by inaccurate assumptions Hudson City might make or by known or unknown risks and uncertainties. Consequently, no forward-looking statement can be guaranteed, Hudson City does not intend to update any of the forward-looking statements after the date of this presentation or to conform these statements to actual events. Hudson City O U R Y E A R T O S H I N E financial strength O U R Y E A R T O S H I N E

2008 Overview Record earnings of $445.6 million, diluted earnings per share increased to $0.90 Assets grew by $9.73 billion (+21.9%) to $54.15 billion Loans grew $5.24 billion primarily due to Mortgage Loan originations of $5.04 billion Deposits grew by $3.31 billion, reflecting 33,933 net new deposit accounts Branch network increased to 127 at year end, now at 130 Maintained regulatory capital ratios above "well-capitalized" Further improved efficiency ratio to 20.84% financial strength O U R Y E A R T O S H I N E

Simple, Consistent Operating Model Originate and purchase single family mortgage loans A jumbo originator and purchaser Retain all loans originated and purchased Outstanding credit quality Multiple mortgage loan distribution channels Retail (our own agents and extensive branch network) Retail (mortgage brokers and bankers) Wholesale (geographic diversity) Fund lending and investing activities with retail deposits and borrowings Industry-leading operating efficiency ratio Effective customer service and attractive pricing financial strength O U R Y E A R T O S H I N E

Strategy: Focused Growth Continue strategy of internally-generated growth Increase mortgage originations and purchases Pursue branch expansion in existing and adjacent markets with similar demographics Capitalize on merger-related market disruption Banco Santander/ Sovereign Bancorp 10/13/2008 (announced) Wells Fargo / Wachovia 10/3/2008 JP Morgan Chase / WAMU (FDIC/Government assisted) 9/25/2008 Bank of America / Merrill Lynch 9/14/2008 Bank of America / Countrywide 1/11/2008 Toronto-Dominion Bank / Commerce 10/2/2007 Ability to target both high- and moderate-income customers facilitates expansion financial strength O U R Y E A R T O S H I N E

Diluted Earnings per Share Dividends per Share 1999 0.075 0.008 2000 0.162 0.045 2001 0.212 0.073 2002 0.315 0.108 2003 0.34 0.162 2004 0.402 0.218 2005 0.48 0.268 2006 0.53 0.3 2007 0.58 0.33 2008 0.9 0.45 financial strength O U R Y E A R T O S H I N E Split adjusted (2:1 June 2002 and 3.206:1 June 2005) (CAGR) Compounded Annual Growth Rate Earnings and Dividends Growth at December 31 EPS CAGR of 31.80% Dividend CAGR of 56.48%

Total Assets 1999 8519 2000 9380.373 2001 11426.768 2002 14144.604 2003 17033.36 2004 20145.981 2005 28075 2006 35507 2007 44424 2008 54145 Strong Asset Growth (in millions) (CAGR) Compounded Annual Growth Rate at December 31 CAGR of 22.81% financial strength O U R Y E A R T O S H I N E

Securities Securities totaled $24.7 billion, approximately 44% of Balance Sheet as of March 31, 2009 All securities are issued by one of the following government sponsored enterprises carrying an implied credit guarantee FNMA, FHLMC, GNMA, FHLB Overall unrealized gain in total portfolio of $520 million, including an unrealized gain in Available-for-Sale portfolio of $272 million as of March 31, 2009 financial strength O U R Y E A R T O S H I N E

Mortgage Loans Growth in portfolio primarily through originations and purchases of 1-4 family first mortgages Originated $1.32 billion and purchased $723.3 million during the first quarter of 2009 Require a minimum of 20% down payment on all mortgages Average down payment on the portfolio was 41% for 1Q09 financial strength O U R Y E A R T O S H I N E as of March 31, 2009

One to Four Family Other 1999 4125.03 180.85 2000 4609.61 263.13 2001 5663.79 304.38 2002 6706.01 264.89 2003 8565.38 237.68 2004 11124.42 238.62 2005 14775.82 286.18 2006 18561.467 522.15 2007 23683.97 508.032 2008 28948 471 Residential Mortgage Lending Growth (CAGR) Compounded Annual Growth Rate Other includes FHA/VA, Multifamily, Commercial and Other Loans 95.8% 94.6% 94.9% 96.2% 97.3% 97.9% 4.2% 5.4% 5.1% 3.8% 2.7% 2.1% 98.1% 1.9% 2.8% 97.2% $4,306 $4,873 $5,968 $6,971 $8,803 $11,363 $15,062 $19,084 $24,192 2.1% 97.9% 98.4% 1.6% $29,419 at December 31 (in millions) CAGR of 23.80% financial strength O U R Y E A R T O S H I N E

First Mortgage Portfolios as of 9/30/2008 Hudson City - the 8th Largest Portfolio Lender in the Country F I N A N C I A L S T R E N G T H

March 31, 2009 March 31, 2009 March 31, 2009 March 31, 2009 Loan Balance # of Accounts # of Accounts % of Total Loans Non-Performing Loans: Non-Performing Loans: Non-Performing Loans: Non-Performing Loans: Non-Performing Loans: 1-4 Family First Mortgages 308,652,481 797 1.03% 1.03% Other Loans 11,505,903 29 0.03% 0.03% Total Non-Performing Loans 320,158,384 826 1.06% 1.06% Total Loans: Total Loans: Total Loans: Total Loans: Total Loans: 1-4 Family First Mortgages 29,658,279,681 72,828 98.51% 98.51% Other Loans 447,473,274 11,154 1.49% 1.49% Total Loans 30,105,752,955 83,982 100.00% 100.00% financial strength O U R Y E A R T O S H I N E financial strength O U R Y E A R T O S H I N E Home Price Index for Major U.S. Markets 20-City Index -19.0% Phoenix -35.0% Las Vegas -32.5% San Francisco -32.4% Miami -29.4% Los Angeles -25.8% January 2008-2009 Source: Standard & Poor's - S&P/Case-Shiller Home Price Index New York Metro (includes North Jersey) -9.6%

hudsoncitysavingsbank.com F I N A N C I A L S T R E N G T H Deposits Eleven new branches since January 2008 $5.28 billion added since January 2008 Internet deposits of $137 million since December 2008 $158 million average deposits per branch

Deposit Growth NJ NY CT 1999 6688.044 0 0 2000 6604.121 0 0 2001 7912.762 0 0 2002 9138.629 0 0 2003 10453.78 0 0 2004 11463.674 13.626 0 2005 11230.96 152.34 0 2006 11833.411 1311.481 270.695 2007 13152.263 1665.786 335.333 2008 15297.492 2521.037 645.513 1Q2009 16760.047 2891.197 784.672 (in thousands) $6,604 $7,912 $9,139 $10,454 $11,477 $11,383 $13,416 $15,153 $18,464 $20,436 $6,688 financial strength O U R Y E A R T O S H I N E CAGR of 12.83%

Growth in Desirable Markets COUNTY HHI Rank Hunterdon, NJ 3 Morris, NJ 7 Somerset, NJ 8 Putnam, NY 10 Rockland, NY 19 Fairfield, CT 28 Suffolk, NY 35 Bergen, NJ 39 Westchester, NY 41 Monmouth, NJ 48 Source: SNL DataSource. financial strength O U R Y E A R T O S H I N E We Have Branches Located in 10 of the Top 50 Counties in the U.S. in Terms of Median Household Income

Return on Equity - Capital Deployment financial strength O U R Y E A R T O S H I N E 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 ROE 0.058 0.0576 0.0569 0.0555 0.058 0.0606 0.0641 0.0673 0.076 0.0927 0.1019 0.1024 0.1021

Stock Repurchased Stockholder Dividends 1999 - 2717585 2717585 2000 65456281 16949978 82406259 2001 343914660 34686477 378601137 2002 484087909 56901550 540989459 2003 585145110 88788718 673933828 2004 746807170 129270718 876077888 2005 854306200 231373718 1085679918 2006 1303000000 392000000 1695000000 2007 1853000000 558000000 2411000000 2008 1869000000 776000000 2645000000 Cumulative Cash Returned to Shareholders Dividends do not include dividend paid to MHC $2,411 $1,695 $1,085 $379 $674 $876 $82 $3 $541 $2,645 (in millions) at December 31 242,648,003 Shares Repurchased at a Weighted Average Price of $7.71 Cumulative Net Income $2,302 financial strength O U R Y E A R T O S H I N E

+ Initial (7/99) split adjusted stock price $1.56 - Total cumulative dividend paid $1.96 = Net cost of shares purchase in IPO $ - 0.40 December 31, 2008 financial strength O U R Y E A R T O S H I N E

*Source: SNL Financial Industry-Leading Operational Efficiency Hudson City ranked #1 in efficiency ratio among the 50 largest banks and thrifts by assets at December 31, 2008* Efficiency Ratio 1999 0.283 2000 0.3055 2001 0.2804 2002 0.236 2003 0.2381 2004 0.236 2005 0.224 2006 0.257 2007 0.257 2008 0.208 Efficiency Ratio at December 31 financial strength O U R Y E A R T O S H I N E

Efficiency + Conservative Credit Underwriting Competitive Pricing + Profit Winning Formula = financial strength O U R Y E A R T O S H I N E financial strength
OUR YEAR TO SHINE

HCBK Ownership Breakdown

December 2008


Individual Investors
22%
Institutional Investors
68%
10%
Insider Ownership*

* Includes Beneficial Ownership of Directors and Executives Officers plus the ESOP

Source: NASDAQ Online

24

F I N A N C I A L S T R E N G T H

challenges O U R Y E A R T O S H I N E

C H A L L E N G E S Political Business Economic

challenges

O U R Y E A R T O S H I N E

Mortgage and Credit Crisis Time Line

June 2007
- Extensive losses reported in two Bear Stearns hedge funds in mortgage-backed securities investments

October 2007/ January 2008
- Large Losses reported at UBS ($18B write-down due to subprime mortgages)
- Merrill Lynch (more than $8B) and Citigroup ($6.5B loss for quarter)

January 2008
- Bank of America acquires Countrywide Financial

September 2008
- Paulson puts GSE into conservatorship
- Lehman Brothers files for bankruptcy; Lehman Fails
- Bank of America takes over Merrill Lynch
- US Treasury Loans $85B to AIG for 79.9% equity stake
- Barclays buys Lehman's US broker-dealer operation
- Morgan Stanley and Goldman Sachs approved to become BHC regulated by the Fed
- WaMu closes; assets sold to JP Morgan Chase for $1.9B

October 2008
- Wells Fargo agrees to buy Wachovia for $16B
- AIG line increased $38.7B
- US Treasury to inject $250B into banks in exchange for preferred shares; nine banks agree (totaling $125B)

November 2008
- US Treasury invests $40B in AIG
- Citigroup rescued
- Fed announces $500B GSE purchase plan

December 2008
- Bernie Madoff charged for running $50B "ponzi scheme"
- Rescue of "Big Three" automakers announced
- US Treasury invests $6B in GMAC

January 2009
- US Treasury/ FDIC announces Bank of America support

28

Economic Decline in house prices across the country Still in economic recession that began in the fourth quarter of 2007 Experiencing a worldwide economic slow down Unemployment rate currently at 8.5%, up from 4.9% at December 31, 2007 challenges S T A Y T H E C O U R S E

Business 542 banks have turned to government for recapitalization in the amount of $322.8 billion Insurance and auto companies have followed Consumers lost $ 7.1 trillion of household wealth, from both house price and equity market declines, since the second quarter of 2007 through December 31, 2008 Drastic dividend decreases across the board Liquidity and credit squeeze on business has further slowed economic activity challenges O U R Y E A R T O S H I N E

Political Governments at all levels are experiencing revenue short-falls Federal government is attempting to mitigate economic downturn using both monetary and fiscal policies Increase in FDIC Insurance Premium challenges O U R Y E A R T O S H I N E

QFI Qualifying Financial Institution CPP Capital Purchase Program TARP Troubled Assets Relief Program PDCF Primary Dealer Credit Facility AIG loan + Maiden Lane LLC (Bear Stearns funding) TLGP Temporary Liquidity Guarantee Program PPIP/PPIF Public-Private Investment Program/Fund CPFF Commercial Paper Funding Facility ABMMLF Asset-backed commercial paper money-market mutual fund liquidity facility TSLF Term Securities Lending Facility TSFP Temporary Supplementary Financing Program TAF Term Auction Facility Currency Swap Lines of Credit HASP Housing Affordability and Stability Plan ARRA American Recovery and Reinvestment Act of 2009 Legacy Loans Program/ Legacy Securities Program FSP Financial Stability Plan

To Highlight One...TARP (Troubled Assets Relief Program) Hudson City is the largest bank/thrift that did not participate Reasons we did not take TARP Did not need the capital 5% dividend (9% after year five) payment on preferred shares Would need consent for increase in dividend Would need consent to repurchase stock Amendment: US Government "may unilaterally amend any provision of this Agreement to the extent required to comply with any changes after the Signing Date in applicable federal statutes" challenges O U R Y E A R T O S H I N E

Hudson City during this period... We reported record earnings and increased Net Income every quarter from the previous quarter during 2007 and 2008 Diluted Earnings Per Shares increased 6 of the 8 quarters reported going from $0.13 in 1Q07 to $0.25 in 4Q08 Dividends paid also increased 6 of the 8 quarters from $0.08 in 1Q07 to $0.13 in 4Q08 Increased the dividend again in 1Q09 to $0.14 Stock price up $2.08, or 15%, during the last 8 quarters (as of December 31, 2008) challenges O U R Y E A R T O S H I N E

Stock Price Performance HCBK 12/31/2008 15.96 1/2/2009 15.22 1/5/2009 15.07 1/6/2009 15.29 1/7/2009 14.8 1/8/2009 14.63 1/9/2009 14.21 1/12/2009 13.81 1/13/2009 14.05 1/14/2009 13.18 1/15/2009 13.16 1/16/2009 13.29 1/20/2009 12.24 1/21/2009 13.06 1/22/2009 11.97 1/23/2009 12.03 1/26/2009 11.76 1/27/2009 12.32 1/28/2009 12.53 1/29/2009 11.99 1/30/2009 11.6 2/2/2009 11.64 2/3/2009 11.83 2/4/2009 12.12 2/5/2009 12.1 2/6/2009 12.56 2/9/2009 12.89 2/10/2009 12.08 2/11/2009 12.33 2/12/2009 12.19 2/13/2009 11.85 2/17/2009 11.15 2/18/2009 11.07 2/19/2009 10.5 2/20/2009 10.48 2/23/2009 10.19 2/24/2009 10.76 2/25/2009 10.72 2/26/2009 10.86 2/27/2009 10.37 3/2/2009 10.15 3/3/2009 10.14 3/4/2009 10.05 3/5/2009 8.93 3/6/2009 8.8 3/9/2009 8.53 3/10/2009 9.59 3/11/2009 9.6 3/12/2009 10.33 3/13/2009 10.55 3/16/2009 10.34 3/17/2009 10.79 3/18/2009 12.02 3/19/2009 11.22 3/20/2009 11.09 3/23/2009 12.41 3/24/2009 11.41 3/25/2009 11.87 3/26/2009 12.2 3/27/2009 11.86 3/30/2009 10.96 3/31/2009 11.69 4/1/2009 11.8 4/2/2009 12.21 4/3/2009 12.26 4/6/2009 11.89 4/7/2009 11.95 4/8/2009 12 4/9/2009 12.9 4/13/2009 13.36 4/14/2009 12.37 4/15/2009 12.86 4/16/2009 12.74 4/19/2009 12.8 Source: SNL DataSource Price 12/31/2008 - 4/19/2009 Stock Price Range challenges O U R Y E A R T O S H I N E 4/19/09 first quarter results O U R Y E A R T O S H I N E

Earnings Calendar O U R Y E A R T O S H I N E 1Q Operating EPS 1Q Operating EPS Report Expected '09 Estimate (A)Actual '08 Actual Charles Schwab Apr. 15 A $0.19A $0.27 First Horizon Apr. 16 A -0.39A 0.06 JPMorgan Chase Apr. 16 A 0.40A 0.70 BB&T Apr. 17A 0.48A 0.78 Citigroup Apr. 17A -0.18A -1.02 Bank of America Apr. 20A 0.44A 0.23 Zions Apr. 20A -7.29A 0.98 Bank of NY Mellon Apr. 21 0.63 0.66 Capital One Apr. 21 0.20 1.48 Comerica Apr. 21 -0.09 0.73 Fifth Third Apr. 21 -0.27 0.54 Huntington Apr. 21 -0.10 .035 1Q Operating EPS 1Q Operating EPS Report Expected '09 Estimate '08 Actual Hudson City Apr. 21 0.25 0.18 KeyCorp Apr. 21 -0.21 0.55 M&T Apr. 21 0.71 1.84 Regions Financial Apr. 21 -0.42 0.48 South Financial Apr. 21 -0.81 -2.78 SunTrust Apr. 21 -0.65 0.82 U.S. Bancorp Apr. 21 0.20 0.62 TCF Financial Apr. 22 0.13 0.38 Wells Fargo Apr. 22 0.41 0.61 Marshall & Ilsley Apr. 22 -0.33 0.56 New York Community Apr. 22 0.26 0.22 PNC Financial Apr. 23 0.42 1.11 Source: SNL - Mean Estimate as of April 20, 2009

Overview of First Quarter 2009 Record quarterly earnings of $127.7 million or $0.26 diluted earnings per share, beating analyst consensus of $0.25 Asset growth of $2.42 billion Mortgage loan production of $2.04 billion Deposits increased $1.98 billion during declining rate environment Leverage Capital ratio of 7.79% and total risk-based ratio of 21.20% still shows our institution as well-capitalized Further improved efficiency ratio to 19.15% Enhanced liquidity position due to increased prepayment speeds, deposits growth and growth of securities portfolio results O U R Y E A R T O S H I N E

Allowance and Provision Process Have followed a systematic disciplined methodology in determining the Allowance for Loan Losses Perform re-appraisals on loans once they are deemed non-performing, charging-off loans when required Consider the housing market and economic factors before making provision determination Peer ratio of non-performing assets to total assets was 1.37% as of 12/31/08 (latest data available), our ratio then was .43%, now is .59% This process led us to a $20 million provision and $4.7 million in charge-offs for 1Q09 Currently have 31 properties in foreclosed real estate and our assets total $56.6 billion. In September 1993 we held 32 properties when our assets were just over $4 billion. results O U R Y E A R T O S H I N E

Provision for Loan Losses and Net Charge-offs Charge-Offs Provision 2Q2007 36 500 3Q2007 606 2000 4Q2007 109 2000 1Q2008 469 2500 2Q2008 694 3000 3Q2008 1449 5000 4Q2008 1833 9000 1Q2009 4675 20000 results O U R Y E A R T O S H I N E (in thousands)

results

O U R   Y E A R   T O   S H I N E

Earnings Per Share


$0.13
$0.14
$0.15
$0.16
$0.18
$0.22
$0.25
$0.25
$0.26
1Q2007
2Q2007
3Q2007
4Q2007
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009

41

Dividends Dividend increased to $0.15 representing the 6 consecutive quarterly increase Hudson City has paid a dividend every quarter since going public (39 quarters), increasing it 31 times and never decreasing the dividend 2-for-1 stock split / dividend paid in 2002 3.2-for-1stock split / dividend paid in 2005 (2nd Step) 186 banks cut their dividend since 2008* 73 of these banks discontinued or omitted their dividend 112 of the 186 banks were TARP recipients * Source: Keefe, Bruyette & Wood Equity Research report dated April 7, 2009; Barrons 4/4/2009 results O U R Y E A R T O S H I N E

Dividends Diluted Earnings per Share 2Q2007 0.08 3Q2007 0.085 4Q2007 0.09 1Q2008 0.11 2Q2008 0.12 3Q2008 0.13 4Q2008 0.14 1Q2009 0.15 results O U R Y E A R T O S H I N E